UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07605

T. Rowe Price Mid-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1: Report to Shareholders

Mid-Cap Value Fund	December 31, 2008

The views and opinions in this report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

The stock market debacle of 2008 has been well chronicled by now, and we will not waste much ink repeating what you have probably read elsewhere. While the markets came under only modest pressure in the middle of the year, equities were truly pummeled in the fourth quarter as concerns about the availability of credit spread throughout the global markets, and a slowdown in the global economy quickly took hold. When the final results rolled in at year-end, they were not pretty. Most stock market indices declined by at least a third in 2008, and many did far worse. The mid-cap universe was not spared, and on the whole, mid-cap stocks performed somewhat worse than large caps.

It is never pleasant to report losses to our investors. While it is some consolation that your fund performed well relative to its benchmarks, we wish we had better news about the fund’s absolute performance last year. Your fund returned -28.80% for the six months ended December 31, 2008. As shown in the table, the portfolio outperformed its benchmarks for both the 6- and 12-month periods. Returns for the fund’s Advisor and R Class shares were slightly lower due to their different cost structures.

HIGHLIGHTS

• The contraction in credit and global economic slowdown pummeled equity prices in the fourth quarter; mid-caps fared worse than larger shares.

• The fund endured a loss, but outperformed its benchmarks over both the 6- and 12-month periods.

• The fund enjoyed some good returns from convertible bond holdings, normally a small but useful part of the strategy laid out in its charter; cyclical holdings, particularly energy shares, fared worst.

• Valuations in the mid-cap sphere are at levels last seen in the early part of this decade, and we are hopeful that global policymakers’ efforts to stabilize the economy will prevail.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That's what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund's holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients' assets is our only business, and our long-term success is tied to our clients' success.

Please take a moment to read this shareholder report. Your fund's manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

The fund’s long-term performance remains favorable, in relative terms, as recognized by Morningstar’s overall four-star rating, as well as its rank among competitive funds as tracked by Lipper over longer time periods. (The Mid-Cap Value Fund received an Overall Morningstar RatingTM of four stars for its risk-adjusted performance. This rating is derived from a weighted average of the performance figures associated with a fund’s 3-, 5-, and 10-year (if applicable) Morningstar RatingTM metrics. The fund was rated among 338, 338, 234, and 81 mid-cap value funds for the overall rating and the 3-, 5-, and 10- year periods ended December 31, 2008, respectively. Based on cumulative total return, Lipper ranked the Mid-Cap Value Fund 93 out of 353, 31 out of 285, 43 out of 212, and 14 out of 73 mid-cap value funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2008, respectively. Results will vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The second half of 2008 witnessed a serious financial crisis and confirmation that the global economy had entered a steep recession. A key factor in the accelerating slump was the rapid contraction in liquidity—the general availability of credit—for households and businesses. While the precise chain of events is complex and will undoubtedly be studied for years to come, among the first links was the sudden drop in the value of mortgage-backed securities as a result of the downturn in housing prices and rising foreclosures. The drop in the price of these securities took a toll on the balance sheets of banks and other institutions, causing some prominent firms to fail. In a ripple pattern that few foresaw, surviving firms hoarded cash, causing many types of credit markets to grind nearly to a halt.

Since late September, central governments around the world have enacted sweeping bailout packages aimed to strike at the heart of the crisis. The Treasury and the Fed have tried several different approaches to encourage banks to resume lending to consumers and businesses. While the most prominent of these was the $700 billion Troubled Asset Relief Program (TARP), the government has committed hundreds of billions of additional dollars through other measures as well. The Fed has also guided short-term interest rates to virtually 0%, and many central banks around the world have followed suit. As of this writing, government actions finally seem to be having a thawing effect on the credit markets. Interbank lending rates have come down somewhat, and long-term Treasury yields have finally followed short-term yields lower.

Signs of recovery in the real economy have been more elusive. The job market has continued to worsen, with unemployment rising to 7.2% as of the end of December. Home construction and housing prices have continued to fall, and commercial real estate is showing similar strains. The manufacturing sector in the U.S. has slowed as exports have declined. The steep drop in oil prices—from over $140 per barrel in July to under $40—has helped drive the consumer price index sharply lower. But while this reversal in prices has helped family budgets, it has also raised the specter of deflation, or a broad pattern of price declines that encourages consumers to delay purchases and further weakens growth. Crucial year-end holiday sales were poor for most retailers and would have been worse but for steep discounting.

PORTFOLIO AND STRATEGY REVIEW

Among the fund’s best performers during the second half of 2008 were several convertible bonds that proved resilient in the market’s sell-off. The fund’s charter provides us the flexibility to invest in this investment category when appropriate, and we have periodically purchased convertibles over the years as opportunities have arisen. AngloGold Ashanti, one of the world’s largest gold producers, announced an agreement to use bank funding to refinance its convertible bond maturing in 2009. This alleviated concerns about the company’s access to financing, and the bond appreciated on this news. Newmont Mining’s convertible bond was another strong performer, as it benefited from gold’s role as a safe haven in times of financial stress. The Allied Waste convertible rose in price as the company completed a merger with its financially stronger competitor Republic Services. The fourth quarter was an active trading period for us in the convertible market, as the forced liquidation by highly leveraged specialty funds created especially attractive opportunities to buy the convertible bonds of such companies as life insurer Prudential Financial, advertising agency Omnicom, and health care distributor Henry Schein. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

Despite the stream of bad news about the health of the U.S. financial system in the second half, financial stocks were among the better contributors to the portfolio. We have written in previous reports about how conservatively managed, well-capitalized companies tend to benefit disproportionately in times of stress. In this vein, some of the fund’s bank and savings and loan holdings, such as First Niagara, an upstate New York-based savings and loan; Commerce Bancshares, a Kansas City, Missouri-based lender; and New Jersey-based Valley National Bancorp, performed well as they expanded in their markets while their beleaguered competitors were forced to contract. Insurance companies were another source of good relative performance for the portfolio. Cincinnati Financial’s shares rose as its comparatively strong financial position enabled it to withstand the pressures hurting other insurers’ investment portfolios, while Allstate rose from unusually depressed levels as investors began to realize its financial stability was greater than many had realized. The worst contributor among our financial holdings was Janus, the fund management company, which declined on concerns that its global growth-focused funds would suffer disproportionally from an extended market downturn.

Our results were mixed in the consumer sector. Career Education, one of the country’s largest for-profit education companies, saw favorable results from the reorganization of its portfolio of schools, implementation of better business practices, and an uptick in enrollment volumes. Family Dollar benefited from its restructuring efforts in past years and its focus on improved profitability, as well as from “trading down” in spending habits as consumers sought better prices for household items. On the negative side, TRW Automotive’s shares dropped sharply on concerns about the solvency of its larger customers and general concerns about auto production.

In past years, we have written at some length about the fund’s predilection to invest in the utilities sector in times of extreme duress. In our experience, utilities are more resilient to financial distress than most industries given the importance of the local utility to a region’s overall economic health. Regulators and other officials are willing to provide it electric and gas rate relief when necessary, and there is an inherent stability in the underlying business. Maryland-based Constellation Energy fit this theme in the second half, and it proved one of the fund’s best holdings. The rescue financing provided by Berkshire Hathaway and proposed acquisition of a portion of its nuclear power assets by Electricité de France caused the stock to rebound from concerns about its financial viability.

While the unwinding of the “global growth” theme that drove many cyclical sectors in the stock market had less impact on the Mid-Cap Value Fund than on many others due to its diversification, cyclical companies were among the worst performers in the portfolio. Despite the reduced size of our holdings, Murphy Oil, a great performer in previous years, surrendered some of its gains in the second half of the year as oil and natural gas prices dropped sharply. Other energy holdings, such as oil service company BJ Services, integrated producer Petro-Canada, and power producers Mirant and Dynegy, also fared poorly. Alcoa, the world’s largest aluminum producer, was another casualty of the rout in cyclical shares, as commodity prices sold off sharply.

If you have held this fund for some time, it will probably not surprise you that some of our largest recent purchases were among energy companies and commodity producers, such as the ones mentioned above. The valuations of many natural resource companies are now at multi-decade lows. In many instances, commodity prices have fallen well below the cost of production, creating an unsustainable imbalance of supply in excess of demand that will eventually be redressed by production curtailments. We have no crystal ball that tells us when demand for raw materials and energy will rebound. However, the many recent announcements of production cuts from producers of oil, gas, copper, aluminum, and other commodities are setting the stage for supply and demand to come into balance and for a rebound in the shares of well-positioned natural resource companies at some point in the future.

OUTLOOK

After the stock market’s rapid decline in the fourth quarter, investors’ nerves are understandably frayed, and concern is widespread about the depth and duration of the current global slowdown. But investors are not the only participants in the global economy who have taken notice of the economic weakness. The downturn has caught the attention of global policymakers, and officials at the world’s central banks, treasuries, and other institutions are taking unprecedented steps, using a broad array of fiscal and monetary tools to prevent a deeper recession from taking hold. Time will likely be required before their efforts bear fruit, and investor confidence will not be rebuilt overnight, but we are hopeful that these initiatives will ultimately prevail. In the meantime, our minds are focused, as always, on the opportunities generated by the market’s volatility. Good values are more prevalent among mid-cap stocks today than in the past several years, so we have more to choose from these days. We cannot tell when the stock market will mount a significant recovery, but we are confident in our investment process, and we will continue to do our best to maintain your trust.

Respectfully submitted,

David J. Wallack
Chairman of the fund’s Investment Advisory Committee

January 15, 2009

IMPORTANT INFORMATION ABOUT MORNINGSTAR RATINGS
For funds with at least a 3-year history, a Morningstar Rating™ is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately. Morningstar Rating™ is for the retail share class only; other classes may have different performance characteristics. The fund received 4 stars for the 3-, 5-, and 10-year periods as of December 31, 2008, respectively.

©2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

RISKS OF INVESTING

The fund's share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Mid-caps typically offer greater return potential than larger established firms and involve less risk than small-caps. Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock's intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 1000 Index: Measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell Midcap Growth Index: Unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: Unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

S&P MidCap 400 Index: Unmanaged index that tracks the stocks of 400 mid-size U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Financial Highlights — For a share outstanding throughout each period

R Class

	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE					
Beginning of period	$ 22.17	$ 25.10	$ 23.14	$ 22.78	$ 20.23
Investment activities					
Net investment income	0.11	0.42	0.13	0.06	0.10
Net realized and unrealized gain (loss)	(7.85)	(0.42)	4.42	1.60	3.91
Total from investment activities	(7.74)	–	4.55	1.66	4.01
Distributions					
Net investment income	(0.09)	(0.42)	(0.15)	(0.06)	(0.06)
Net realized gain	(0.23)	(2.51)	(2.44)	(1.24)	(1.40)
Total distributions	(0.32)	(2.93)	(2.59)	(1.30)	(1.46)
NET ASSET VALUE					
End of period	**$ 14.11**	**$ 22.17**	**$ 25.10**	**$ 23.14**	**$ 22.78**

Ratios/Supplemental Data

Total return(1)	**(34.86)%**	**0.12%**	**19.67%**	**7.24%**	**19.97%**
Ratio of total expenses to average net assets	1.28%	1.27%	1.27%	1.29%	1.32%
Ratio of net investment income to average net assets	0.57%	1.60%	0.54%	0.25%	0.18%
Portfolio turnover rate	74.3%	73.4%	62.4%	45.8%	50.0%
Net assets, end of period (in thousands)	$ 210,751	$ 374,714	$ 406,678	$ 299,320	$ 189,350

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 87.8%		
CONSUMER DISCRETIONARY 14.1%		
Auto Components 0.2%		
TRW (1)	3,178,601	11,443
		11,443
Diversified Consumer Services 2.5%		
Career Education (1)	3,563,522	63,930
Weight Watchers	1,620,685	47,680
		111,610
Household Durables 1.6%		
Fortune Brands	1,696,600	70,036
Harman International	250,000	4,182
		74,218
Internet & Catalog Retail 0.3%		
Expedia (1)	1,450,000	11,948
		11,948
Leisure Equipment & Products 1.9%		
Mattel	5,329,000	85,264
		85,264
Media 4.7%		
Ascent Media, Series A (1)	54,226	1,184
Cablevision, Class A	83,000	1,398
Cox Radio, Class A (1)	549,000	3,299
Discovery Communications, Series A (1)	576,768	8,167
Discovery Communications, Series C (1)	742,268	9,939
DISH Network, Class A (1)	2,505,500	27,786
Meredith	3,315,775	56,766
Scholastic	2,917,800	39,624
Scripps Networks Interactive	950,000	20,900
Time Warner Cable, Class A (1)	950,000	20,378

Personal Products 1.2%		
Alberto Culver	2,235,500	54,792
		54,792
Total Consumer Staples		405,161
ENERGY 7.4%		
Energy Equipment & Services 1.8%		
Baker Hughes	1,075,000	34,476
BJ Services	4,030,000	47,030
		81,506
Oil, Gas & Consumable Fuels 5.6%		
Cimarex Energy	1,900,000	50,882
Compton Petroleum (1)	664,100	531
Murphy Oil	1,803,000	79,963
Nexen	4,300,000	75,594
Petro-Canada	2,200,000	48,158
		255,128
Total Energy		336,634
FINANCIALS 18.9%		
Capital Markets 2.5%		
Janus Capital Group	5,302,071	42,576
Legg Mason	131,300	2,877
Northern Trust	1,286,640	67,085
		112,538
Commercial Banks 4.3%		
Commerce Bancshares	1,801,786	79,188
First Horizon National	603,168	6,375
Valley National Bancorp	1,655,742	33,529
WestAmerica	741,008	37,903

Wilmington Trust	1,750,000	38,920
		195,915
Consumer Finance 1.3%		
Discover Financial	6,312,000	60,153
		60,153
Insurance 8.2%		
Allstate	700,000	22,932
Axis Capital	1,834,300	53,415
Cincinnati Financial	2,225,000	64,681
First American Financial	1,200,000	34,668
Marsh & McLennan	2,377,000	57,690
OneBeacon Insurance Group, Class A (2)	1,657,800	17,307
Progressive Corporation	3,850,000	57,019
The Travelers Companies	672,975	30,418
Willis Group	1,422,000	35,379
		373,509
Real Estate Management & Development 1.1%		
St. Joe (1)	1,933,500	47,023
		47,023
Thrifts & Mortgage Finance 1.5%		
First Niagara Financial	4,299,476	69,523
		69,523
Total Financials		858,661
HEALTH CARE 6.9%		
Biotechnology 0.5%		
Biogen Idec (1)	270,000	12,860
OSI Pharmaceuticals (1)	217,000	8,474
		21,334

Health Care Equipment & Supplies 2.3%		
Boston Scientific (1)	7,301,500	56,514
St. Jude Medical (1)	835,000	27,521
Zimmer Holdings (1)	550,000	22,231
		106,266
Health Care Providers & Services 3.0%		
CIGNA	1,654,255	27,874
HealthSouth (1)(2)	4,874,870	53,428
Lincare Holdings (1)	2,105,000	56,688
		137,990
Life Sciences Tools & Services 0.4%		
Waters Corporation (1)	450,000	16,493
		16,493
Pharmaceuticals 0.7%		
Sepracor (1)	1,725,000	18,940
Valeant Pharmaceuticals (1)	526,795	12,064
		31,004
Total Health Care		313,087
INDUSTRIALS & BUSINESS SERVICES 4.6%		
Aerospace & Defense 0.1%		
Raytheon	73,000	3,726
		3,726
Airlines 1.8%		
Southwest Airlines	9,548,000	82,304
		82,304
Commercial Services & Supplies 0.6%		
Cintas	1,139,400	26,468
		26,468

Machinery 0.4%		
Dover	600,000	19,752
		19,752
Professional Services 1.7%		
Equifax	738,000	19,572
Manpower	1,620,300	55,074
		74,646
Total Industrials & Business Services		206,896
INFORMATION TECHNOLOGY 9.6%		
Communications Equipment 0.7%		
Motorola	7,400,000	32,782
		32,782
Computers & Peripherals 0.4%		
Seagate Technology	4,279,512	18,958
		18,958
Electronic Equipment, Instruments & Components 3.0%		
AVX	4,555,100	36,167
Molex, Class A	4,450,200	57,630
Tyco Electronics	2,550,000	41,336
		135,133
IT Services 1.5%		
Automatic Data Processing	375,000	14,753
Total System Services	3,656,243	51,187
		65,940
Semiconductor & Semiconductor Equipment 2.9%		
ASML Holding, ADR	1,067,800	19,295
Fairchild Semiconductor, Class A (1)	4,300,000	21,027
Novellus Systems (1)	4,813,590	59,400

Teradyne (1)	4,266,200	18,003
Xilinx	844,000	15,040
		132,765
Software 1.1%		
Electronic Arts (1)	1,925,000	30,877
Synopsys (1)	1,000,000	18,520
		49,397
Total Information Technology		434,975
MATERIALS 5.9%		
Chemicals 1.4%		
International Flavors & Fragrances	1,000,000	29,720
Nalco	2,671,300	30,827
		60,547
Metals & Mining 2.4%		
Alcoa	4,205,000	47,349
AngloGold, ADR	1,472,400	40,800
Freeport-McMoRan Copper & Gold	900,000	21,996
		110,145
Paper & Forest Products 2.1%		
Domtar (CAD)(1)	6,774,100	11,359
International Paper	2,413,400	28,478
Weyerhaeuser	1,850,000	56,628
		96,465
Total Materials		267,157
TELECOMMUNICATION SERVICES 1.3%		
Wireless Telecommunication Services 1.3%		
Telephone & Data Systems, Special Shares	1,555,000	43,695

Telephone & Data Systems	500,000	15,875
Total Telecommunication Services		59,570
UTILITIES 7.9%		
Electric Utilities 2.2%		
Duke Energy	1,494,000	22,425
Pinnacle West Capital	2,371,500	76,196
		98,621
Independent Power Producers & Energy Traders 3.1%		
Constellation Energy Group	27,700	695
Dynegy, Class A (1)	1,949,500	3,899
Mirant (1)	4,816,700	90,891
NRG Energy (1)	1,965,000	45,844
		141,329
Multi-Utilities 2.6%		
Ameren	918,700	30,556
NiSource	5,587,100	61,290
PNM Resources	2,200,000	22,176
Teco Energy	441,212	5,449
		119,471
Total Utilities		359,421
Total Miscellaneous Common Stocks 2.3% (3)		106,098
Total Common Stocks (Cost $5,570,967)		3,987,819
CONVERTIBLE BONDS 5.2%		
Allied Waste Industries, 4.25%, 4/15/34	25,250,000	22,723
Anglogold Ashanti, 2.375%, 2/27/09	70,280,000	69,015
Henry Schein, 3.00%, 8/15/34	4,808,000	4,784
Lucent Technologies, VR, 2.875%, 6/15/25	87,914,000	42,233

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $6,160,241)	$ 4,543,739
Receivable for investment securities sold	11,789
Dividends and interest receivable	9,403
Receivable for shares sold	8,491
Other assets	89
Total assets	4,573,511
Liabilities	
Payable for shares redeemed	12,464
Payable for investment securities purchased	12,218
Investment management fees payable	2,460
Due to affiliates	746
Other liabilities	879
Total liabilities	28,767
NET ASSETS	$ 4,544,744
Net Assets Consist of:	
Undistributed net investment income	$ 8,411
Accumulated undistributed net realized loss	(753,185)
Net unrealized loss	(1,616,497)
Paid-in capital applicable to 318,701,438 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	6,906,015
NET ASSETS	$ 4,544,744
NET ASSET VALUE PER SHARE	
Investor Class ($4,041,751,101 / 283,211,179 shares outstanding)	$ 14.27
Advisor Class ($292,242,384 / 20,551,842 shares outstanding)	$ 14.22
R Class ($210,750,837 / 14,938,417 shares outstanding)	$ 14.11

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/08	12/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 62,142	$ 163,050
Net realized gain (loss)	(753,753)	796,270
Change in net unrealized loss	(1,814,314)	(922,962)
Increase (decrease) in net assets from operations	(2,505,925)	36,358
Distributions to shareholders		
Net investment income		
Investor Class	(49,777)	(147,516)
Advisor Class	(2,627)	(10,692)
R Class	(1,327)	(6,318)
Net realized gain		
Investor Class	(63,588)	(649,520)
Advisor Class	(4,649)	(54,761)
R Class	(3,389)	(37,757)
Decrease in net assets from distributions	(125,357)	(906,564)
Capital share transactions*		
Shares sold		
Investor Class	1,029,215	1,336,348
Advisor Class	179,176	194,475
R Class	63,929	118,639
Distributions reinvested		
Investor Class	108,402	761,018
Advisor Class	6,455	56,883
R Class	4,710	44,075
Shares redeemed		
Investor Class	(1,326,316)	(1,319,947)
Advisor Class	(244,593)	(183,193)
R Class	(109,248)	(151,431)
Increase (decrease) in net assets from capital share transactions	(288,270)	856,867
Net Assets		
Decrease during period	(2,919,552)	(13,339)
Beginning of period	7,464,296	7,477,635
End of period	**$ 4,544,744**	**$ 7,464,296**
Undistributed net investment income	8,411	–

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing primarily in mid-sized companies that appear to be undervalued. The fund has three classes of shares: the Mid-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 28, 1996; the Mid-Cap Value Fund—Advisor Class (Advisor Class), offered since September 30, 2002; and the Mid-Cap Value Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $488,000 for the year ended December 31, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on December 31, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2008, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $4,360,827,000 and $4,383,503,000, respectively, for the year ended December 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Distributions during the years ended December 31, 2008 and December 31, 2007 were characterized for tax purposes as follows:

At December 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, all unused capital loss carryforwards expire in 2016. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2008, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2008, expenses incurred pursuant to these service agreements were $136,000 for Price Associates, $2,327,000 for T. Rowe Price Services, Inc., and $1,330,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2008, the fund was charged $446,000 for shareholder servicing costs related to the college savings plans, of which $361,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2008, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2008, the fund was allocated $275,000 of Spectrum Funds’ expenses and $2,166,000 of Retirement Funds’ expenses. Of these amounts, $1,815,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2008, approximately 2% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 20% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 169,796 shares of the Investor Class, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Mid-Cap Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Value Fund, Inc. (the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $43,864,000 from short-term capital gains,

• $27,762,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $65,502,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $65,502,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (8/08 to present); Director, Vornado
2001	Real Estate Investment Trust (3/04 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche
Bank North America (2004 to present); Director, Chairman of the
Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a cus-
1996	tom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
1996	Mining Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present); Chairman, Canyon Resources Corp. (8/07 to 3/08); Director,
Atna Resources Ltd. (3/08 to present)

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Federal National Mortgage
2003	Association (9/06 to present); Director, Norfolk Southern (2/08 to pres-
ent); Director, Georgia Pacific (5/04 to 12/05); Managing Director and
President, Global Private Client Services, Marsh Inc. (1999 to 2003)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (10/92 to present)

*Each independent director oversees 126 T. Rowe Price portfolios (except Mr. Fagin, who oversees 125
T. Rowe Price portfolios) and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[126]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services Limited,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[71]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Value Fund	Group, Inc.; formerly intern, T. Rowe Price (to
2004); Vice President of Finance, Rent-A-Center,
Inc. (to 2003)

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Value Fund	Group, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Value Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Mid-Cap Value Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Value Fund	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Mid-Cap Value Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Value Fund	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Mid-Cap Value Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Mid-Cap Value Fund	T. Rowe Price Investment Services, Inc.

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Mid-Cap Value Fund	Group, Inc., and T. Rowe Price Trust Company

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Mid-Cap Value Fund	Group, Inc.

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Value Fund	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, Mid-Cap Value Fund	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Value Fund	Group, Inc.

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
President, Mid-Cap Value Fund	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Mid-Cap Value Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,486,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Value Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 19, 2009